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                                                                   EXHIBIT 10.27


                                    AMENDMENT
                              POST PROPERTIES, INC.
                 1995 NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

        Pursuant to the power reserved in sec. 12 in the Post Properties, Inc. 1995 NonQualified Employee Stock Purchase Plan ("Plan"), the following sections of the Plan are hereby amended as follows:

1.   Sec. 2.9., Eligible Employee is hereby amended to read as follows:

     "Sec. 2.9. Eligible Employee shall mean each officer or employee of Post or a participating Employer

     (a) who is classified on the payroll records of Post or a Participating Employer as a full-time or part-time employee, and

     (b) who has completed at least one full calendar month of employment with Post or a Participating Employer."

2.   Sec. 12., Amendment or Termination, is hereby amended to read as follows:

     "Sec. 12. Post shall have the right at any time and from time to time to amend the Plan, and any amendment to the Plan shall be in writing and shall be signed by the Chairman or President of Post or their delegate; provided, no amendment shall affect the rights or powers or duties of the Committee absent the approval of the Board. Furthermore, no amendment shall be retroactive unless Post in its discretion determines that such amendment is in the best interest of Post or such amendment is required by applicable law to be retroactive. Post may also terminate the Plan and any Purchase Period at any time (together with any related contribution elections) or may terminate any Purchase Period (together with any related contribution elections) at any time; provided, however, that no such termination shall be retroactive unless Post determines that applicable law requires a retroactive termination of this Plan. Any termination decision shall be evidenced in writing and shall be signed by the Chairman or President of Post or their delegate."




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         This Amendment to the Plan shall be effective as of the date that the
Board of Directors of Post Properties, Inc. adopted this Amendment to the Plan.

                                                 POST PROPERTIES, INC.

                                                 BY: /s/ Sherry W. Cohen
                                                    ---------------------------
                                                 TITLE: Sr. V.P./Sec.
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                                                 DATE: October 14, 1997
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